AMENDMENT NO. 2


        This Amendment No. 2 dated as of March 26, 1999 ("Agreement") is among HydroChem Industrial Services, Inc., a Delaware corporation ("Borrower"), the banks party to the Credit Agreement described below ("Banks"), and NationsBank, N.A. (successor in interest by merger to NationsBank of Texas, N.A.), as Agent for the Banks ("Agent").

                                  INTRODUCTION

        A. The Borrower, the Agent and the Banks are parties to the Credit Agreement dated as of December 31, 1997, as amended by the Letter Agreement dated as of March 6, 1998, the Letter Agreement dated as of August 14, 1998, and Amendment No. 1 dated as of September 30, 1998 (as so amended, the "Credit Agreement").

        B. The Borrower has requested that the Banks agree to make certain amendments to the Credit Agreement.

        C. The Borrower, as holder of that certain Promissory Note dated as of April 9, 1998 made by B. Tom Carter, Jr. in the principal amount of Two Hundred Eighty-five Thousand Six Hundred- one and No/100 Dollars ($285,601.00) (the "Carter Note"), desires to assign its rights as holder of the Carter Note, including its right to receive payments thereunder, to HydroChem Holding, Inc., a Delaware corporation (such assignment is referred to herein as the "Note Assignment"). The Borrower has requested that the Agent and the Banks consent to the Note Assignment.

        THEREFORE, the Borrower, the Agent and the Banks hereby agree as follows:

        Section 1. Definitions; References. Unless otherwise defined in this Agreement, terms used in this Agreement which are defined in the Credit
Agreement  shall  have  the  meanings  assigned  to  such  terms  in the  Credit
Agreement.

        Section 2. Consent. The Agent and Banks hereby (a) consent to the Note Assignment as described above and (b) waive any and all Defaults or Events of Default that may arise under Section 5.9 of the Credit Agreement as a result of the Note Assignment. This waiver is limited to the extent described herein and shall not be construed to be a consent to or a waiver of any other actions prohibited by the Credit Agreement. The Agent and each of the Banks reserves the right to exercise any rights and remedies available to it in connection with any future defaults with respect to Section 5.9 of the Credit Agreement or any other provision of any Credit Document. Further, if the Note Assignment is not completed as described above, all consents granted hereunder shall be void.

        Section 3.  Amendments.

               (a) Section 1.1. Section 1.1 is hereby amended by deleting the definitions of "Applicable Margin" and "EBITDA" contained in such Section and replacing them with the following new definitions for such terms:

        "Applicable Margin" means, with respect to interest rates, letter of credit fees and commitment fees and as of any date of its determination, an amount equal to the percentage amount per annum set forth in the table below opposite the applicable Tier set forth below determined as a function of the Leverage Ratio:

                                    Applicable Margin   Applicable   Applicable
      Leverage  Applicable Margin    for Prime Rate     Letter of    Commitment
Tier    Ratio   for LIBOR Tranche        Tranches       Credit Fees     Fees
----    -----   -----------------        --------       -----------     ----

I      x<3.50         1.75%               0.00%            1.75%         0.25%
        -
II     3.50<x<4.00    2.00%               0.25%            2.00%         0.25%
           -
III    4.00<x<4.25    2.25%               0.50%            2.25%         0.30%
           -
IV     4.25<x<4.75    2.50%               0.75%            2.50%         0.375%
           -
V      4.75<x<5.25    2.75%               1.00%            2.75%         0.50%
           -
VI     5.25<x         3.00%               1.00%            3.00%         0.50%
           -

Beginning on the date of this Agreement and until receipt of (i) the consolidated financial statements of the Borrower for the fiscal quarter ended March 31, 1999 as required by Section 5.2(b) and (ii) the Compliance Certificate of the Borrower for such fiscal quarter, the Leverage Ratio shall be deemed to be within Tier IV set forth above. Upon the receipt of such financial statements and thereafter, the Agent shall periodically determine the Applicable Margin based upon the most recent financial statements of the Borrower dated as of the end of a fiscal quarter (including the fourth fiscal quarter) delivered to the Agent pursuant to Section 5.2(b) (and in the case of the fourth fiscal quarter of each fiscal year of the Borrower, subject to additional adjustment in accordance with the following paragraph based upon audited financial statements delivered pursuant to Section 5.2(a)).

Any such adjustments to the Applicable Margin shall become effective on the 45th day following the last day of each fiscal quarter; provided that; any additional adjustments to the Applicable Margin shall be made on the 90th day following the last day of the fourth fiscal quarter of the Borrower; provided, further, that if such financial statements are not delivered when required hereunder, the Applicable Margin shall increase to the maximum percentage amount set forth in the table above from such 45th day following the last day of the applicable quarter until such financial statements are received by the Agent. Upon any change in the Applicable Margin, the Agent shall promptly notify the Borrower and the Banks of the new Applicable Margin.

        "EBITDA" means, with respect to any Person and for any period of its determination, (a) the consolidated net income of such Person for such period, plus (b) to the extent the following items are deducted for purposes of determining such consolidated net income: (i) the consolidated interest expense of such Person for such period; (ii) the consolidated income taxes of such Person for such period; (iii) the consolidated depreciation and amortization of such Person for such period, and (iv) to the extent such period includes fiscal quarters ending during fiscal year 1998, certain special and restructuring charges of such Person in the amounts set forth for such quarters as set forth on Schedule II attached hereto, minus (c) any interest income and extraordinary gains of such Person for such period to the extent included in the calculation of such consolidated net income.

               (b) Section 2.1. Section 2.1 is hereby amended by deleting clause
(a) of such Section and replacing it with the following new clause (a):

                      (a) (i) Revolving Loan Commitments. Each Bank severally agrees, on the terms and conditions set forth in this Agreement and for the purposes set forth in Section 5.4, to make Revolving Loan Advances to the Borrower as such Bank's ratable share of Revolving Loan Borrowings requested by the Borrower from time to time on any Business Day during the period from the date of this Agreement until the Revolving Loan Maturity Date; provided that (i) the aggregate outstanding principal amount of Revolving Loan Advances made by such Bank plus such Bank's ratable share of the Letter of Credit Exposure shall not exceed such Bank's Revolving Loan Commitment and (ii) the aggregate outstanding principal amount of the Revolving Loans plus the Letter of Credit Exposure plus the aggregate outstanding principal amount of the Autoborrow Advances made pursuant to the Autoborrow Agreement shall not exceed the lesser of (A) the aggregate Commitments and (B) the Borrowing Base. Revolving Loan Borrowings must be made in an amount equal to or greater than (X) with respect to Revolving Loan Advances bearing interest based on the Prime Rate, $100,000 and in integral multiples of $100,000 in excess thereof and (Y) with respect to Revolving Loan Advances bearing interest based on LIBOR, $300,000 and in integral multiples of $100,000 in excess thereof. Within the limits expressed in this Agreement, the Borrower may from time to time borrow, prepay, and reborrow Revolving Loan Borrowings. The indebtedness of the Borrower to the Banks resulting from the Revolving Loan Advances made by the Banks shall be evidenced by Revolving Loan Notes made by the Borrower.
                      (ii) Reduction of Revolving Loan Commitments The Borrower shall have the right, upon at least 30 days' advance notice to the Agent, to reduce ratably in part or terminate in whole the Revolving Loan Commitments. Each such notice shall specify the amount of the termination or reduction and shall be irrevocable and binding on the Borrower. Partial reductions shall be in a minimum amount of $1,000,000 and be made in integral multiples of $1,000,000. In the event of any partial reduction, each Bank's Revolving Loan Commitment shall be reduced pro rata. The Revolving Loan Commitments cannot be reduced below the amount of the Revolving Loan plus the Letter of Credit Exposure plus the aggregate outstanding principal amount of the Autoborrow Advances. Any termination or reduction of the Revolving Loan Commitments pursuant to this Section 2.1(a)(ii) shall be permanent, with no obligation of the Banks to reinstate such reduced or terminated Revolving Loan Commitments.

                      (iii) Autoborrow Advances NationsBank has agreed, subject to the terms and conditions of this Agreement, the Autoborrow Agreement and the Autoborrow Note, to make Autoborrow Advances to the Borrower on or before the Maturity Date (as defined in the Autoborrow Note); provided that, (i) the aggregate outstanding principal amount of Autoborrow Advances shall not exceed $5,000,000 at any time and (ii) the aggregate outstanding principal amount of the Revolving Loans plus the Letter of Credit Exposure plus the aggregate outstanding principal amount of the Autoborrow Advances made pursuant to the Autoborrow Agreement shall not exceed the lesser of (A) the aggregate Commitments and (B) the Borrowing Base.

               (c) Section 2.3. Section 2.3 is hereby amended by deleting the first sentence of clause (b) of such Section and replacing it with the following new sentence:

                      The Borrower shall pay to the Agent for the ratable benefit of the Banks an unused commitment fee in an amount equal to the Applicable Margin for commitment fees multiplied by the average daily amount by which (i) the aggregate amount of the Revolving Loan Commitments exceeds (ii) the aggregate outstanding principal amount of the Revolving Loan plus the Letter of Credit Exposure plus the aggregate outstanding principal amount of the Autoborrow Advances made pursuant to the Autoborrow Agreement.

               (d) Section 4.19. The following new Section 4.19 is added to the Credit Agreement:

                      4.19   Year 2000 Compliance.

               (a) The Borrower has (i) begun analyzing the operations of the Borrower and its Subsidiaries and Affiliates that could be adversely affected by failure to become Year 2000 compliant (that is, that computer applications, imbedded microchips and other systems will be able to perform date sensitive functions prior to and after December 31, 1999) and (ii) developed a plan for becoming Year 2000 compliant in a timely manner, the implementation of which is on schedule in all material respects. The Borrower reasonably believes that it will become Year 2000 compliant for its operations and those of its Subsidiaries and Affiliates on a timely basis except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect upon the financial condition of the Borrower.

               (b) The Borrower reasonably believes any suppliers and vendors that are material to the operations of the Borrower or its Subsidiaries and Affiliates will be Year 2000 compliant for their own computer applications except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect upon the financial condition of the Borrower.

               (c) The Borrower will promptly notify Bank in the event the Borrower determines that any computer application which is material to the operations of the Borrower, its Subsidiaries or any of its material vendors or suppliers will not be fully Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a material adverse effect upon the financial condition of the Borrower.

               (e) Section 5.5. Clauses (a), (b) and (d) of Section 5.5 are hereby deleted and replaced in their entirety with the following new clauses
(a), (b) and (d):

                             (a) Net Worth.  The  Borrower  shall not permit the
               consolidated Net Worth of the Borrower as of the last day of each fiscal quarter to be less than the sum of (i) $13,000,000, plus
               (ii) 50% of the cumulative quarterly consolidated net income of the Borrower since December 31, 1998 for each fiscal quarter ending after that date during which the Borrower has positive consolidated net income plus (iii) 80% of the net proceeds resulting from any sale or issuance of any stock of the Borrower or its Subsidiaries since December 31, 1998.

                             (b) Maximum  Funded Debt to Proforma  EBITDA Ratio.
               As of the last day of each fiscal quarter of the Borrower, the Borrower shall not permit the ratio of (i) the consolidated Funded Debt of the Borrower as of the end of such fiscal quarter to (ii) the consolidated EBITDA of the Borrower for the preceding four fiscal quarters then ended, to be greater than the maximum ratio set forth in the table below for the applicable fiscal quarter end set forth in the table below (provided that in calculating the foregoing, the financial results and balance sheet effects of any Acquisitions may, if requested by the Borrower and approved by the Majority Banks (including approval of any pro forma financial statements), be included in such calculations on a proforma basis for the full period and on the relevant dates.


               Fiscal Quarter Ending On or Before         Maximum Ratio
               ----------------------------------         -------------
                      December 31, 1998                    6.50 to 1.00
                      March 31, 1999                       5.75 to 1.00
                      June 30, 1999                        5.75 to 1.00
                      September 30, 1999                   5.50 to 1.00
                      December 31, 1999                    5.50 to 1.00
                      March 31, 2000                       5.25 to 1.00
                      June 30, 2000                        5.25 to 1.00
                      September 30, 2000                   5.00 to 1.00
                      December 31, 2000                    4.75 to 1.00

                             (d) Minimum  Interest  Charge Coverage Ratio. As of
               the last day of each fiscal quarter, the Borrower shall not permit the ratio of (i) the consolidated EBITDA of the Borrower for the preceding four fiscal quarters then ended to (ii)
               Interest Charges for the preceding four fiscal quarters then ended to be less than the minimum ratio set forth in the table below for the applicable period set forth in the table below.

               Fiscal Quarter Ending On or Before         Minimum Ratio
               ----------------------------------         -------------
                      December 31, 1998                   1.50 to 1.00
                      March 31, 1999                      1.50 to 1.00
                      June 30, 1999                       1.50 to 1.00
                      September 30, 1999                  1.75 to 1.00
                      December 31, 1999                   2.00 to 1.00
                      March 31, 2000                      2.00 to 1.00
                      June 30, 2000                       2.25 to 1.00
                      September 30, 2000                  2.25 to 1.00
                      December 31, 2000                   2.25 to 1.00

               (f) Exhibits and Schedules. Exhibit C and Exhibit I to the Credit Agreement are deleted and replaced, respectively, with Exhibit C and Exhibit I hereto. In addition, the new Schedule II attached hereto is added as Schedule II to the Credit Agreement.

        Section 4. Representations and Warranties. The Borrower represents and warrants to the Agent and the Banks that:

               (a) The representations and warranties set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects as of the date of this Agreement;

               (b) The execution, delivery and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity;

               (c) The  Note  Assignment  is  within  the  corporate  power  and
authority  of  the  Borrower  and  has  been  duly   authorized  by  appropriate
proceedings; and

               (d) As of the effectiveness of this Agreement, no Default or Event of Default has occurred and is continuing.

        Section 5. Effectiveness. This Agreement shall become effective and the Credit Agreement shall be amended as provided in this Agreement upon the occurrence of the following conditions precedent:

               (a) The Borrower, the Agent, and the Banks shall have delivered duly and validly executed originals of this Agreement to the Agent;

               (b) the representations and warranties in this Agreement shall be true and correct in all material respects;

               (c) the Borrower shall have delivered a certificate of its Secretary or Assistant Secretary, to the extent required by the Agent, certifying its certificate of incorporation, bylaws, resolutions and incumbency and in form and substance satisfactory to the Agent and the Banks;

               (d) HydroChem Industrial Cleaning, Inc., a Delaware corporation, shall have delivered a certificate of its Secretary or Assistant Secretary, to the extent required by the Agent, certifying its certificate of incorporation, bylaws, resolutions and incumbency and in form and substance satisfactory to the Agent and the Banks;

               (e) HydroChem Industrial Cleaning, Inc. shall have delivered certificates, to the extent required by the Agent, certifying (i) its existence and good standing in its state of incorporation and (ii) its qualification and good standing in material jurisdictions where it conducts business;

               (f) HydroChem Industrial Cleaning, Inc. shall have executed and delivered a Joinder Agreement in substantially the form of Exhibit I attached hereto for the purpose of joining as a party to the Guaranty; and

               (g) the Borrower shall have paid to the Agent or the Agent's designee (i) a $10,000 amendment fee and (ii) within 30 days of billing, all amounts and expenses required to be paid in connection with the preparation, execution and delivery of this Agreement and the other documents executed in connection therewith.

        Section 6. Consent of Guarantors. Each Guarantor hereby consents to the amendments and modifications contained in this Amendment (and the consummation of the transactions contemplated thereby) and confirms that the Guaranty shall continue to guarantee the "Guaranteed Debt" (as defined in such Guaranty) as modified hereby.

        Section 7.  Choice of Law.   This  Agreement  shall  be  governed by and
construed and enforced in accordance with the laws of the State of Texas.

        Section 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.

        PURSUANT TO SECTION  26.02 OF THE TEXAS  BUSINESS AND  COMMERCE  CODE, A
LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED IN THE LOAN AGREEMENT EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE LOAN AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR THAT PARTY'S AUTHORIZED REPRESENTATIVE.

        THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO THE PRECEDING PARAGRAPH SHALL BE DETERMINED SOLELY FROM THE WRITTEN LOAN AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN AGREEMENT. THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     EXECUTED as of the 26th day of March, 1999 and effective as of the 31st day of December, 1998.
                                            BORROWER:

                                            HYDROCHEM INDUSTRIAL SERVICES, INC.


                                            By:    /s/Selby F. Little, III
                                                   -------------------------
                                            Name:  Selby F. Little, III
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

                                            AGENT:

                                            NATIONSBANK, N.A.


                                            By:   /s/ William T. Griffin
                                                  --------------------------
                                            Name:  William T. Griffin
                                            Title: Vice President


                                            BANKS:

                                            NATIONSBANK, N.A.


                                            By:   /s/ William T. Griffin
                                                  --------------------------
                                            Name:  William T. Griffin
                                            Title: Vice President

Agreed to and Accepted as of the 26th day of March, 1999.


HYDROCHEM INTERNATIONAL, INC.



By:     /s/ Selby F. Little, III
        -------------------------
Name:   Selby F. Little, III
Title:  Executive Vice President and
        Chief Financial Officer


HYDROCHEM INDUSTRIAL CLEANING, INC.


By:     /s/ Selby F. Little, III
        -------------------------
Name:   Selby F. Little, III
Title:  Executive Vice President and
        Chief Financial Officer

                                                                    Exhibit C


                                        FORM OF
                       BORROWING BASE AND COMPLIANCE CERTIFICATE

                                        [date]



NationsBank, N.A., as Agent
   for the financial institutions parties to the Credit Agreement referred to below
700 Louisiana, 7th Floor
Houston, Texas 77002

Attention:  Mr. William T. Griffin, Jr.

Ladies and Gentlemen:

I refer to the Credit Agreement dated as of December 31, 1997 (as the same may be amended, modified, or supplemented from time to time, the "Credit Agreement", the defined terms of which are used herein unless otherwise defined herein) among HydroChem Industrial Services, Inc. (the "Borrower"), the financial institutions parties thereto, and NationsBank of, N.A., successor in interest by merger to NationsBank of Texas, N.A., as Agent for such financial institutions ("Agent").

I hereby certify that I have no knowledge of any Defaults by the Borrower in the observance of any of the provisions in the Credit Agreement which existed as of [_______________] or which exist as of the date of this letter.

I also certify that the accompanying consolidated Financial Statements present fairly, in all material respects, the consolidated financial condition of the Borrower as of [_______________], and the related results of operations for the [_______________] then ended, in conformity with generally accepted accounting principles.

The following sets forth the information and computations to demonstrate the calculation of the Borrowing Base as of [______________] and to demonstrate compliance with the requirements of Section 5.5 of the Credit Agreement as of [_______________]:


I.      Borrowing Base

        A.     Eligible Accounts                                   $
                                                                    -----------

        B.     .85                                                          .85
                                                                    -----------

        C.     Eligible Inventory                                  $
                                                                    -----------

        D.     .60                                                          .60

        E.     Borrowing Base                                      $
               (AxB) + (CxD)                                        -----------

II.     Compliance Certificate

        A.     Section 5.5(a) Net Worth

               1.     $13,000,000                                  $13,000,000
                                                                    -----------

               2.     50% of  cumulative  quarterly
                      consolidated  net income of
                      Borrower  since  December 31, 1998
                      for each fiscal quarter ending
                      after that date during which
                      Borrower has positive consolidated
                      net income                                   $
                                                                    -----------
               3.     80% of net proceeds resulting from
                      any sale or issuance of any stock
                      of Borrower or its Subsidiaries
                      since December 31, 1998                      $
                                                                    -----------
               4.     Minimum Net Worth requirement =
                      A.1 + A.2 + A.3                              $
                                                                    -----------
               5.     Actual Net Worth                             $
                                                                    -----------

        B.     Section 5.5(b) Maximum Funded Debt to Proforma EBITDA Ratio

               1.     consolidated Funded Debt as of fiscal quarter
                      then ended
                                                                   $
                                                                    -----------
               2.     consolidated EBITDA for preceding
                      four fiscal quarters
                                                                   $
                                                                    -----------

               3.     ratio B.1 / B.2                              ____ to 1.00

               4.     maximum ratio permitted:

                      Fiscal Quarter Ending On or Before         Maximum Ratio
                      ----------------------------------         -------------
                      December 31, 1998                          6.50 to 1.00
                      March 31, 1999                             5.75 to 1.00
                      June 30, 1999                              5.75 to 1.00
                      September 30, 1999                         5.50 to 1.00
                      December 31, 1999                          5.50 to 1.00
                      March 31, 2000                             5.25 to 1.00
                      June 30, 2000                              5.25 to 1.00
                      September 30, 2000                         5.00 to 1.00
                      December 31, 2000                          4.75 to 1.00

        C.     Section 5.5(c) Minimum Fixed Charge Coverage Ratio

               1.     consolidated EBITDA for preceding
                      four fiscal quarters                         $
                                                                    -----------
               2.     consolidated cash taxes paid for preceding
                      four fiscal quarters                         $
                                                                    -----------
               3.     Capital Expenditures for preceding
                      four fiscal quarters                         $
                                                                    -----------
               4.     consolidated interest expense for preceding
                      four fiscal quarters                         $
                                                                    -----------
               5.     capitalized interest for preceding
                      four fiscal quarters                         $
                                                                    -----------
               6.     consolidated scheduled principal payments
                      on long term debt(including Capital Leases)
                      for preceding four fiscal quarters           $
                                                                    -----------
               7.     cash dividends made in preceding
                      four fiscal quarters                         $
                                                                    -----------


                                           3



               8.     ratio=(C.1-C.2-C.3)/(C.4+C.5+C.6+C.7)             to 1.00
                                                                    ----

               9.     minimum required:                            1.00 to 1.00

        D.     Section 5.5(d) Minimum Interest Charge Coverage Ratio

               1.     consolidated EBITDA for
                      preceding four fiscal quarters               $
                                                                    -----------
               2.     consolidated interest expense for preceding
                      four fiscal quarters                         $
                                                                    -----------
               3.     capitalized interest for preceding
                      four fiscal quarters                         $
                                                                    -----------
               4.     ratio = (D.1) / (D.2 + D.3)                       to 1.00
                                                                    ----

               5.     minimum ratio required:

                      Fiscal Quarter Ending On or Before         Minimum Ratio
                      ----------------------------------         -------------
                      December 31, 1998                          1.50 to 1.00
                      March 31, 1999                             1.50 to 1.00
                      June 30, 1999                              1.50 to 1.00
                      September 30, 1999                         1.75 to 1.00
                      December 31, 1999                          2.00 to 1.00
                      March 31, 2000                             2.00 to 1.00
                      June 30, 2000                              2.25 to 1.00
                      September 30, 2000                         2.25 to 1.00
                      December 31, 2000                          2.25 to 1.00


                                            Very truly yours,

                                            ------------------------
                                            Name:
                                            Title:

                                                                   Exhibit I


                                     FORM OF
                                JOINDER AGREEMENT
                                  (Subsidiary)


         [Subsidiary], a [ ] corporation (the "Subsidiary"),  hereby agrees with
(a) NationsBank, N.A., successor in interest by merger to NationsBank of Texas, N.A.,as Agent for the Banks (the "Agent"), under the Credit Agreement dated as of December 31, 1997 among HydroChem Industrial Services, Inc. a Delaware corporation, the financial institutions parties thereto, as Banks, and the Agent (as amended, modified, or supplemented from time to time, the "Credit Agreement," the capitalized terms of which are used herein unless otherwise defined herein), and (b) the other parties to the Guaranty dated as of December 31, 1997 executed in connection with the Credit Agreement, as follows:

         In accordance with Section 5.19 of the Credit Agreement, the Subsidiary hereby (a) joins the Guaranty as a party thereto and assumes all the obligations of a Guarantor (as defined in the Guaranty) under the Guaranty, (b) agrees to be bound by the provisions of the Guaranty as if the Subsidiary had been an original party to the Guaranty, and (c) confirms that, after joining the Guaranty as set forth above, the representations and warranties set forth in the Credit Agreement and the Guaranty with respect to the Subsidiary are true and correct in all material respects as of the date of this Joinder Agreement.

         For purposes of notices under the Guaranty, the notice address for the Subsidiary is as follows:


                  ------------------------
                  ------------------------
                  ------------------------
                  Attention:  ____________
                  Telephone:  (     )________
                  Telecopy:   (     )________

         THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         IN WITNESS WHEREOF this Joinder Agreement is executed and delivered as of the ___ day of ________, 19__.

                                           [SUBSIDIARY]



                                            By:
                                            Name:
                                            Title:

                               JOINDER AGREEMENT
                       Hydrochem Industrial Cleaning, Inc.


         HydroChem Industrial Cleaning, Inc., a Delaware corporation (the "Subsidiary"), hereby agrees with (a) NationsBank, N.A., successor in interest by merger to NationsBank of Texas, N.A.,as Agent for the Banks (the "Agent"), under the Credit Agreement dated as of December 31, 1997 among HydroChem Industrial Services, Inc. a Delaware corporation, the financial institutions parties thereto, as Banks, and the Agent (as amended, modified, or supplemented from time to time, the "Credit Agreement," the capitalized terms of which are used herein unless otherwise defined herein), and (b) the other parties to the Guaranty dated as of December 31, 1997 executed in connection with the Credit Agreement, as follows:

         In accordance with Section 5.19 of the Credit Agreement, the Subsidiary hereby (a) joins the Guaranty as a party thereto and assumes all the obligations of a Guarantor (as defined in the Guaranty) under the Guaranty, (b) agrees to be bound by the provisions of the Guaranty as if the Subsidiary had been an original party to the Guaranty, and (c) confirms that, after joining the Guaranty as set forth above, the representations and warranties set forth in the Credit Agreement and the Guaranty with respect to the Subsidiary are true and correct in all material respects as of the date of this Joinder Agreement.

         For purposes of notices under the Guaranty, the notice address for the Subsidiary is as follows:

                  c/o HydroChem Industrial Services, Inc.
                  900 Georgia Avenue
                  Deer Park, Texas 77536
                  Attention:        Mr. Selby F. Little
                  Telephone:        (713) 393-5665
                  Telecopy:         (713) 393-5965

         THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         IN WITNESS WHEREOF this Joinder Agreement is executed and delivered as of the 26th day of March, 1999.

                                            HYDROCHEM INDUSTRIAL CLEANING, INC.



                                             By:    /s/ Selby F. Little, III
                                                    --------------------------
                                             Name:  Selby F. Little, III
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

                                   SCHEDULE II
                                       to
                                   Amendment 2


                        Special and Restructuring Charges

         Three months ended:

         June 30, 1998

         Landry Services due diligence                   $    325,000


         December 31, 1998

         Moving expenses                                      290,000
         Year 2000 Compliance program                         200,000
         Cost reduction program                               740,000
                                                              -------

                                                         $  1,555,000
                                                            ========